Exhibit 10.11

                               SECURITY AGREEMENT





                                       By





                          THE MAJESTIC COMPANIES, LTD.,
                             a Delaware corporation

                                       and

                     MAJESTIC TRANSPORTATION PRODUCTS, LTD.,
                             a Delaware corporation


                                       To


                                 Timothy J. Good


                            ($50,000 Line of Credit)









                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (the "Agreement") is made as of the 8 day of October, 1999 by and among THE MAJESTIC COMPANIES, LTD., a Delaware corporation and MAJESTIC TRANSPORTATION PRODUCTS, LTD., a Delaware corporation (collectively the "Borrower"), jointly and severally and Timothy J. Good, an individual (the "Lender").

                                    RECITALS

          A. The Lender has, as of this date, extended to the Borrower a line of credit in the maximum principal amount of Fifty Thousand Dollars
($50,000.00) (the "Loan"), which Loan is to be evidenced by a promissory note of even date herewith from the Borrower to the Lender in the principal amount of the Loan (the "Note"). The Note is to be secured by this Agreement and by various other documents, instruments and writings executed and delivered by the Borrower to the Lender in connection with the Note (collectively, the "Loan Documents").

          B. The Lender agreed to extend the Loan to the Borrower on the condition that this Agreement be executed and delivered by the Borrower to the Lender and the security interests contained herein be granted by the Borrower to the Lender.

          C. The parties have entered into this Security Agreement to effectuate the above stated purposes.

                               W I T N E S S E T H

          NOW THEREFORE, in consideration of the premises, the covenants and agreements of the parties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          As used in this Agreement, the following terms shall have the meanings set forth as definitions, unless the specific context of this Agreement clearly requires a different meaning, and all terms defined in this Article, or elsewhere in this Agreement, shall be in initial capital letters throughout this Agreement. The plural use of any defined term shall include the singular and the singular use of any defined term shall include the plural:

          Section 1.1. Accounts, Chattel Paper Documents, Fixtures, General Intangibles, Goods, Instruments and Inventory. The terms "Accounts," "Chattel Paper," "Documents," "Equipment," "General Intangibles," "Goods," "Instruments" and "Inventory" shall have the same respective meanings as are given to those terms in the Maryland Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended. The term "Fixtures" shall have the meaning provided by the common law of the State of Maryland.

          Section 1.2. Agreement. The term "Agreement" shall mean this Security Agreement, as amended, extended, or modified by the parties hereto from time to time, together with all attachments and exhibits thereto.

          Section 1.3. Collateral. The term "Collateral" shall mean all of the tangible and intangible property with respect to which the Borrower or the Guarantor has assigned an interest to the Lender or has granted a security interest or lien to the Lender pursuant to the terms of this Agreement or any of the other Loan Documents.

          Section  1.4.  ERISA.   The  term  "ERISA"  shall  mean  the  Employee
          Retirement Income Security Act of 1974, as amended.

          Section 1.5. Event of Default. The term "Event of Default" shall mean the events constituting defaults under this Agreement as set forth in
          Article VI of the Agreement.

          Section 1.6. Guarantor. The term "Guarantor" shall mean any guarantor of the obligations of the Borrower with respect to the Loan.

          Section 1.7. Guaranty Agreement. The term "Guaranty Agreement" shall mean any guaranty agreement executed by the Guarantor in favor of the Lender, pursuant to which the Guarantor has guaranteed the Obligations of the Borrower to the Lender.

          Section 1.8. Indebtedness. The term indebtedness shall mean all items of indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, including, but not limited to: (a) all indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection or deposit in the ordinary course of business) or discounted with recourse; (b) all indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise:
(1) to purchase such indebtedness; or (2) to purchase, sell or lease (as lessee or lessor) property, products, materials, or supplies or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the owner of the indebtedness against loss; or
(3) to supply funds to or in any other manner invest in the debtor; (c) all indebtedness secured by (or for which the holder of such indebtedness has a right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon property owned or acquired subject thereto, whether or not the liabilities secured thereby have been assumed; and (d) all indebtedness incurred as the lessee of goods or services under leases that, in accordance with generally accepted accounting principles, should not be reflected as leases on the balance sheet of the lessee.

          Section 1.9 Laws. The term "Laws" shall mean all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof

          Section 1.10. Loan. The term "Loan" shall mean the indebtedness evidenced by the Note.


          Section 1.11. Loan Documents. The term "Loan Documents" shall mean all documents executed by the Borrower in connection with the Loan, including, but not limited to, the Note, the Guaranty Agreement, this Agreement, appropriate financing statements and continuation statements, or any amendments or modifications thereto.

          Section 1.12. Note. The term "Note" shall mean the promissory note in the amount of $50,000 from the Borrower to the Lender.

          Section 1.13. Obligations. The terms "Obligation" or "Obligations" shall mean the obligation(s) of the Borrower to pay: (a) any and all sums due to the Lender under the Loan otherwise under the terms of this Agreement, the Note and the Loan Documents; (b) any and all sums advanced by the Lender to preserve or protect the Collateral and the value of the Collateral or to preserve, protect, or perfect the Lender's security interest in the Collateral; (c) in the event of any proceeding to enforce the collection of the Obligations or any of them, after default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Lender of the Lender's rights in the event of default, together with reasonable attorneys' fees, expenses of collection, and court costs as provided in the Loan Documents; and (d) any other indebtedness or liability of the Borrower to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter arising while this Agreement is in effect.

          Section 1.14. Person. The term "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, or government or political subdivision or agency thereof.

          Section 1.15. Records. The term "Records" shall mean correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary or machine language.

                                   ARTICLE II
                              SECURITY FOR THE LOAN

          The repayment of the Loan, the satisfaction of the Obligations, and the full complete and absolute performance by the Borrower of each of the terms and conditions of the Agreement, the Note and the Loan Documents shall be secured by the granting by the Borrower to the Lender of the following described security interests, liens, guarantees, and assignments:

          Section 2.1. Grant of Security Interest. The Borrower hereby assigns to the Lender all right, title, and interest in and to, and grants to the Lender a continuing security interest in and to all of the tangible and intangible assets owned by the Borrower, wherever located, whether now owned or hereafter acquired, together with all substitutions therefor, and replacements and renewals thereof, including but not limited to the following:

          (a)     Accounts;
          (b) Cash on hand and in any deposit, passbook, savings or checking account;
          (c)     Chattel Paper;
          (d)     Documents;
          (e)     Contracts and Contract rights;
          (f)     General Intangibles;
          (g)     Goods;
          (h)     Instruments;
          (i)     Inventory; and
          (j) All Records relating to or pertaining to any of the above listed Collateral.

          Section 2.2. Proceeds and Products. The Lender's security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the Collateral.

          Section 2.3. Priority of Security Interest. Each of the assignments and security interests granted pursuant to this Agreement at the time of any disbursement hereunder shall be a first lien priority assignment of and security interest on the Collateral.

          Section 2.4. Future Advances. The security interest granted by the Borrower shall secure all current and all future advances made by the Lender to the extent such current and future advances constitute Obligations and any such advancement or readvancement shall be fully secured by the security interests created by this Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          To induce the Lender to make the Loan and enter into the Agreement, the Borrower makes the following representations and warranties and acknowledges the Lender's justifiable reliance upon the representations and warranties and the Lender's full right to so rely:

          Section 3.1. Accuracy and Completeness of Information. All information, documents, reports, statements, financial statements, and data submitted by or on behalf of the Borrower in connection with the Loan, or in support thereof, are true, accurate, and complete in all material respects and contain no knowingly false, incomplete or misleading statements.

          Section 3.2. Non-Existence of Defaults, etc. Except to the extent disclosed to the Lender as of the date hereof the Borrower, to the best of its knowledge, information and belief, is not in material default with respect to any of its existing Indebtedness, and the making and performance of this Agreement, and the Loan Documents will not immediately, or with the passage of time, the giving of notice, or both: (a) violate the charter or bylaw provisions of the Borrower, violate any Laws or result in a default under any contract, agreement, or instrument to which the Borrower is a party or by which it or its property is bound; or (b) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the Borrower, except in favor of the Lender.

          Section 3.3. Litigation. Except to the extent disclosed to the Lender as of the date hereof, there is no action, suit, investigation, or proceeding against or pending against the Borrower.

          Section 3.4. Liabilities or Adverse Changes. The Borrower has, to the best of its knowledge, information and belief, no direct or contingent liability or Indebtedness known to them and not previously disclosed to the Lender, or which is shown on the books and records of the Borrower, nor does the Borrower know of or expect any circumstance or event which would result in a material and adverse change in the assets, liabilities, properties, business, or condition, financial or otherwise, of the Borrower.

          Section 3.5. Corporate Status. Each corporation comprising the Borrower is a corporation validly incorporated under the Laws of the State of Delaware and has the power to own its properties, conduct its business and affairs, enter into the Loan and perform the Obligations. The Borrower's entry in the Loan with the Lender has been validly and effectively approved by its Board of Directors and shareholders as may be required by their respective charter, bylaws, or applicable law. All copies of the charter, bylaws, and corporate resolutions, as the case may be, of the Borrower shown to the Lender are true, accurate, and complete and no action has been taken in diminution or abrogation thereof.

          Section 3.6. Validity, Binding Nature, and Enforceability of the Loan Documents. The Loan Documents executed by the Borrower are the valid and binding obligations thereof, fully enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors rights generally.

          Section 3.7. Defaults Under Loan Documents. There is not currently existing any action, event, or condition which would constitute a default on the part of the Borrower under this Agreement or of the Borrower under any other Loan Document, and no action, event or condition has occurred and is continuing to occur which, with notice or the passage of time or both, would constitute a default by the Borrower under any provision of this Agreement or by the Borrower under any other Loan Document.

          Section 3.8. Compliance With Laws. Except as otherwise disclosed to the Lender, or except to the extent that the failure to comply would not materially interfere with the conduct of the business of the Borrower or a Guarantor, as the case may be, the Borrower and such Guarantor have complied with all applicable Laws with respect to: (a) any restrictions, specifications, or other requirements pertaining to the Borrower or such Guarantor; (b) the conduct of their business; and (c) the use, maintenance, and operation of the real and personal properties owned or leased by them in the conduct of their business.

          Section 3.9. Accuracy of Representations and Warranties. No representation or warranty made by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

          Section 3.10. Consents. Approvals, and Authorizations. Each consent, approval or authorization of, or filing, registration or qualification with, any Person which is required to be obtained or effected by the Borrower or any Guarantor in connection with the execution and delivery of this Agreement and the Loan Documents, or the undertaking or performance of any obligation hereunder or thereunder, has been duly obtained or effected.

          Section 3.11. Title to Assets Other Than Collateral. The Borrower has good and marketable title to all of their assets, subject to no security interest, encumbrance, lien, or claim of any Person, excepting only those granted to the Lender hereunder.

          Section 3.12. Place of Business. The chief executive office and chief place of business of the Borrower is located at 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108. All Collateral shall be maintained only at one of the addresses and shall not be moved or relocated, except in the ordinary course of business, without prior written notice from the Borrower to the Lender thereof.

                                   ARTICLE IV
                              AFFIRMATIVE COVENANTS

          The Borrower covenants and agrees, during the term of this Agreement and while any Obligations are outstanding and unpaid, to do and perform the following:

          Section 4.1. Payments. All Obligations shall be paid in full when and as due, subject to any applicable notice requirements and cure or grace periods.

          Section  4.2.   Performance.   All  Obligations  shall  be  fully  and
          completely performed, when and as required, subject to any applicable notice requirements and cure or grace periods.

          Section 4.3. Protection of Security. The value of the Collateral shall at all times be protected and preserved.

          Section 4.4. Insurance. The Borrower shall obtain and maintain the following insurance coverage:

          Section 4.4.1. Casualty Insurance. The Borrower shall obtain and maintain during the term of the Loan for all of its respective assets and properties, both real, personal, and mixed, including but not limited to the Collateral, fire and extended coverage casualty insurance, in amounts reasonably satisfactory to the Lender and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of their respective assets and properties unless the Lender in writing agrees to a lesser amount). The Lender, on request, shall be supplied with the originals or copies of the aforementioned insurance policies and paid receipts evidencing payment of the premiums due on the same. The aforementioned policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation is provided to the Lender. The proceeds of any loss payable under the aforementioned policies of the Borrower shall be used to replace or repair the damaged or destroyed assets or properties of the Borrower. If the proceeds are not applied to replace or repair assets or properties of the Borrower, they shall be paid, first, to satisfy any and all Indebtedness of the Borrowers to lenders which hold liens or security interests superior to those of the Lender, second, to the payment of any and all Indebtedness of the Borrowers to the Lender and, third, to the Borrowers.

                  Section 4.4.2. Liability and Worker's Compensation Insurance. The Borrower shall obtain and maintain during the term of the Loan public liability and property damage insurance in such amounts, with insurance companies, and upon policy forms reasonably acceptable to and reasonably approved by the Lender. The Borrower shall obtain and maintain during the term of the Loan, worker's compensation insurance, in such amounts, with insurance companies, and in forms reasonably acceptable to and reasonably approved by the Lender. The Borrower, on request, shall supply the Lender with copies of the liability and worker's compensation insurance policies and receipts evidencing the payment of premiums due thereon or, alternatively, certificates from the insurance companies certifying to the existence of policies, summarizing the terms of the policies, and indicating the payment of premiums due thereon.

          Section 4.5. Sale or Transfer of Assets. The Borrower shall not sell, transfer or dispose of any of the assets of the Borrower without the prior written consent of the Lender.

          Section 4.6. Maintenance of Existence. The Borrower shall take all necessary steps to preserve its existence, franchise and good standing in the applicable state of incorporation and in any other state where it may be qualified as a foreign corporation, and shall comply with all present and future Laws applicable in the operation and conduct of its businesses, and all material agreements to which it is subject.

          Section 4.7. Notice of Litigation and Proceedings. The Borrower shall give immediate notice to the Lender of: (a) any litigation or proceeding in which it is a party if an adverse decision therein would require it to pay more than Ten Thousand Dollars ($10,000.00) or deliver assets the value of which equals or exceeds such sum (whether or not the claim is considered to be covered by insurance); and (b) the institution of any other suit or proceeding which might materially and adversely affect the Collateral.

          Section 4.8. Payment of Indebtedness to Third Persons. The Borrower shall pay when and as due, or within applicable grace periods, all Indebtedness due third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside by the Borrower.

          Section 4.9. Notice of Change of Business Location. The Borrower shall notify the Lender thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuance of any existing, place of business; and (c) any change in or addition to the location of the place where the Inventory or Records are kept.

          Section 4.10. Payment of Taxes. The Borrower shall pay or cause to be paid when and as due, all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith by appropriate proceedings with adequate reserves therefor having been set aside by it. The Borrower shall pay or cause to be paid all such taxes, assessments, charges or levies forthwith whenever foreclosure on any lien that attaches (or security therefor) appears imminent, unless such foreclosure has been enjoined by appropriate proceedings.

          Section 4.11. Further Assurances. The Borrower agrees to execute such confirmatory deeds and continuation statements as may from time to time be necessary to perfect, confirm, establish, or continue the security interest in the Collateral.

          Section 4.12. Maintain Records and Make Available to Lender for Inspection. The Borrower shall maintain Records pertaining to the Collateral, and the conduct and operation of its business, in such detail, form and scope as the Lender shall require. At all reasonable times, the Lender and its duly authorized representatives shall have full access to, and the right to audit, check, inspect and make abstracts and copies from, such Records. The Lender or the Lender's agents may enter upon any of the Borrower's premises at any reasonable time during business hours and from time to time for the purpose of inspecting the Collateral and any and all such Records, and at any time upon the occurrence of an Event of Default the Lender may take possession of and remove any of all such Records.

          Section 4.13. Financial Statements. The Borrower shall furnish the Lender, within ninety (90) days after the close of each fiscal year: (1) a statement of stockholders' equity and a statement of changes in the financial positions for such fiscal year; (2) an income statement of each Borrower for such fiscal year; and (3) a balance sheet of each Borrower as of the end of such fiscal year, all in reasonable detail, including all supporting schedules and comments and prepared on a compilation basis by an independent certified public accountant.

                                    ARTICLE V
                               NEGATIVE COVENANTS

          The Borrower covenants and agrees during the term of this Agreement and while any Obligations are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or happenings set forth below:

          Section 5.1. Change of Name. The Borrower shall not change its name without providing thirty (30) days prior written notice to the Lender.

          Section 5.2. Encumbrance of Assets. The Borrower shall not mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind, whether now owned or hereafter acquired.

          Section 5.3. Indebtedness. The Borrower shall not incur, create, assume, or permit to exist any Indebtedness except: (1) the Loan; (2) trade Indebtedness incurred in the ordinary course of business; (3) Indebtedness for the acquisition of capital assets for the operation of the business of the Borrower; (4) Indebtedness to its shareholders, provided such Indebtedness is subordinated as to lien priority to the Lender; and (7) other Indebtedness approved in writing by the Lender.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

          The following shall constitute Events of Default and shall entitle the Lender to exercise the Lender's rights and remedies under Article VII:

          Section 6.1. Failure to Pay. The failure by the Borrower to pay any Obligation, when and as due, which failure shall remain uncured for a period of more than five (5) days after written notice thereof from the Lender.

          Section 6.2. Failure to Perform. The failure of the Borrower to perform or observe any material Obligation (which failure is not specifically enumerated in this Article VI as an Event of Default), when and as required, which failure shall remain uncured for a period of more than thirty (30) days after receipt of written notice thereof from the Lender, provided, that if the failure or default is of a nature that it cannot be cured or discharged within such thirty (30) day period, then the Borrower shall have an additional period of time subsequent thereto within which to cure such failure or default. So long as the Borrower is working reasonably diligently to cure such default, the additional time to cure shall be for a period extending for ninety (90) days.

          Section 6.3. Failure of Warranty or Representation to be True. The failure of any representation or warranty provided in this Agreement to be true and accurate as of the date hereof.

          Section 6.4. Default Under Loan Documents. A material breach of or material default by the Borrower under the terms, covenants, and conditions set forth in any other Loan Documents which is not cured within any applicable cure or grace period.

          Section 6.5. Cross-Default. A breach of or default by the Borrower or any Guarantor under the terms, covenants, or conditions of any present or future agreements, loans, guarantees, or other transactions with the Lender.

          Section 6.6. Judgments. The Borrower shall suffer final judgments for payment of money aggregating in excess of One Hundred Thousand Dollars ($100,000.00) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed.

          Section 6.7. Levy By Judgment Creditor. A judgment creditor of the Borrower shall obtain possession of any of the Collateral by any means, including, but without limitation, levy, distraint, replevin or self-help.

          Section 6.8. Failure to Pay Debts to Third Persons. The Borrower shall fail to pay any Indebtedness of any material nature due any third Person, if such failure shall continue beyond any applicable grace period and a default with respect thereto shall be actually declared or such Indebtedness shall be accelerated prior to maturity.

          Section 6.9. Involuntary Bankruptcy. The entry of a decree or order for relief by a court having jurisdiction against or with respect to the Borrower or any Guarantor in an involuntary case under the federal bankruptcy laws or any state insolvency or similar laws ordering: (I) the liquidation of the Borrower or any Guarantor; (2) a reorganization of the Borrower or any Guarantor or the Borrower's or any Guarantors business and affairs, or (3) the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the Borrower or any Guarantor or any of the Borrower s or any Guarantor's property including, but not limited to, the Collateral, and the failure to have such decree, order or appointment discharged or dismissed within one hundred eighty (180) days from the date of entry.

          Section 6.10. Voluntary Bankruptcy. The commencement by the Borrower or any Guarantor of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws or the consent by the Borrower or any Guarantor to the appointment for taking possession by a receiver, liquidator, assignee, custodian, trustee, or similar official for the Borrower or any Guarantor or any of the Borrower's or Guarantor's property including, but not limited to, the Collateral, or the making by Borrower or any Guarantor of any assignment for the benefit of creditors or the failure by Borrower or any Guarantor generally to pay its debts as they become due either as to the amount of such debts or the number of such debts.

                                   ARTICLE VII
                      RIGHTS AND REMEDIES ON THE OCCURRENCE
                             OF AN EVENT OF DEFAULT

          Section 7.1. Rights and Remedies. In addition to all other rights and remedies provided by Law and the Loan Documents, the Lender, on the occurrence of any Event of Default, may:

a. Accelerate and call due the unpaid principal balance of the Loan, and all accrued interest and other sums due as of the date of default;

b. Impose the default rate of interest provided in the Note, with or without acceleration of the Note;

c. Foreclose any security interest, lien, assignment, or pledge created by any Loan Document or the Agreement;

d.   Confess judgment or file suit against the Borrower on the Note;

e.   File suit  against  the  Borrower  on this  Agreement,  or any  other  Loan
     Document;

f. Seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the Loan Documents, whether or not a remedy at law exists or is adequate;

g. Exercise any rights of a secured creditor under the Maryland Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, including the right to take possession of the Collateral without the use of judicial process and the right to require the Borrower to assemble the Collateral at such place as the Lender may specify; or

h.   Set-off any amounts owed to the Borrower.

          Section 7.2. Sale of Collateral. In addition to any other remedy provided herein, the Lender may immediately, without advertisement, sell at public or private sale or otherwise realize upon, in Baltimore, Maryland, or elsewhere, the whole or, from time to time, any part of the Collateral, or any interest which the Borrower may have therein. After deducting from the proceeds of sale or other disposition of the Collateral all expenses, including all expenses for legal services, the Lender shall apply such proceeds toward the satisfaction of the Obligations. Any remainder of the proceeds after satisfaction in full of the Obligations shall be distributed as required by applicable Law. Notice of any sale or other disposition shall be given to the Borrower at least ten (10) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the Collateral is to be made, which the Borrower hereby agrees shall be reasonable notice of such sale or other disposition. The Borrower agrees to assemble, or to cause to be assembled, at the Borrower's own expense, the Collateral at such place or places as the Lender shall designate. At any such sale or other disposition, the Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral, free from any right of redemption on the part of the Borrower, which right is hereby waived and released. Without limiting the generality of any of the rights and remedies conferred upon the Lender under this Section, the Lender may, to the full extent permitted by applicable law: (a) enter upon the premises of the Borrower, exclude therefrom the Borrower or any entity connected therewith, and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the Lender's option, use, operate, manage, and control the Collateral in any lawful manner; (c) collect and receive all rents, income, revenue, earnings, issues, and profits therefrom; and (d) maintain, repair, renovate, alter or remove the Collateral as the Lender may determine in the Lender's discretion.

          Section 7.3. Collection of Accounts. The Lender, at any time or from time to time following the occurrence of an Event of Default which is a continuing Event of Default, and unless and until the same is cured (if Borrower has the right to cure such Event of Default hereunder) may terminate the Borrower's authority to collect the Accounts and-may exercise any or all of the rights contained herein to directly collect all Accounts. Upon such a termination of the Borrower's authority, the Lender shall have the right to send notice of assignment or notice of the Lender's security interest to any and all customers or any third party holding or otherwise concerned with any of the Accounts, and thereafter the Lender shall have the sole right to collect the Receivables and take possession of the Accounts and Records relating thereto. All of the Lender's collection expenses shall be charged to the Borrower's account and added to the Obligations. If the Lender is collecting the Accounts as provided, the Lender shall have the right to receive, indorse, assign and deliver in the Lender's name or the Borrower's name any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and the Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the Lender is collecting the Accounts, directly as above provided, the Borrower hereby constitutes the Lender or the Lender's designee as the Borrower's attorney-in-fact with power with respect to the
Accounts: (a) to indorse the Borrower's name upon any note, acceptances, checks, drafts, money orders or other evidences of payment that may come into the Lender's possession; (b) to sign the Borrower's name on any invoice relating to any of the Accounts, drafts against customers, assignments and verifications of Accounts and notices to Customers; (c) to send verifications of Accounts to any customer; (d) to notify the Post Office authorities to change the address for delivery of mail addressed to the Borrower; (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this Agreement. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission other than acts of intentional wrongdoing, nor for any error of judgment or mistake of fact of law in accordance with this Agreement. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the Obligations remain unpaid. The Lender may, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurances applicable thereto or release the obligor thereon. The Lender is authorized and empowered to accept the return of the goods represented by any of the Accounts, without notice to or consent by the Borrower, all without discharging or in any way affecting the Borrower's liability hereunder. The Lender does not, by anything herein or in any assignment or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

          Section 7.4. Attorneys' Fees and Expenses. The Borrower shall pay all reasonable attorneys' fees and expenses which the Lender may incur as a result or in Consequence of the happening of an Event of Default, provided the Event of Default is not cured and the Loan is placed in good standing.

          Section 7.5. Remedies Cumulative. The rights and remedies provided in this Agreement or in the Loan Documents or under applicable Laws shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.


                                  ARTICLE VIII
                          GENERAL CONDITIONS AND TERMS

          Section 8.1. Waivers. The Lender may at any time or from time to time waive all or any rights under this Agreement or any other Loan Document, but any waiver or inducement by the Lender at any time or from time to time shall not constitute, unless specifically so expressed by the Lender in writing (except to the extent an express waiver need not be in writing under the provisions of another section of this Agreement), a future waiver of performance or exact performance by the Borrower.

          Section 8.2. No Third Parts Beneficiary Rights. No person not a party to this Agreement shall have any benefit hereunder nor have third party beneficiary rights as a result of this Agreement or any other Loan Documents, nor shall any party be entitled to rely on any actions or inactions of the Lender or the Lender's agents, all of which are done for the sole benefit and protection of the Lender.

          Section 8.3. Continuing Obligation of Borrower. The terms, conditions, and covenants set forth herein and in the Loan Documents shall survive closing and shall constitute a continuing obligation of the Borrower during the course of the transaction contemplated herein. The obligations of the Borrower under this Agreement shall remain in effect so long as any Obligation is outstanding, unpaid or unsatisfied between the Borrower or any Guarantor and the Lender.

          Section 8.4. Binding Obligation. This Agreement shall be binding upon the parties and their successors and assigns.

          Section 8.5. Notices. Any notice or consent required or permitted by or in connection with this Agreement or any other Loan Document shall be in writing and made by hand delivery, by wire, by overnight courier service for next day delivery or by certified mail, return receipt requested, postage prepaid, addressed to the Lender or the Borrower at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the Lender or the Borrower, and shall be considered given as of the date of hand delivery or wire, as of the date following delivery to the overnight courier service, or as of two (2) business days after the date of mailing, as the case may be:

          If to the Lender:

                  Timothy J. Good
                  89 Parson Road
                  Newton, New Jersey 07860
                  ------------------

          If to the Borrower:

                  The Majestic Companies, Ltd.
                  8880 Rio San Diego Drive
                  8th Floor
                  San Diego, California 92108

                  Majestic Transportation Products, Ltd.
                  8880 Rio San Diego Drive
                  8th Floor
                  San Diego, California 92108

          Section 8.6. Final Agreement. This Agreement and the Loan Documents contain the final and entire agreement and understanding of the parties, and any terms and conditions not set forth in this Agreement or the Loan Documents are not a part of this Agreement and the understanding of the parties hereof.

          Section 8.7. Amendment. This Agreement may be amended or altered only in writing signed by the party to be bound by the amendment or alteration.

          Section 8.8. Time. Time is of the essence of this Agreement.


          Section 8.9. Choice of Law. The laws of the State of Maryland shall govern the fights and obligations of the parties to this Agreement and all other Loan Documents, and the interpretation and construction and enforceability thereof and any and all issues relating to the transactions contemplated herein. The Borrower consents to the jurisdiction of the Courts of the State of Maryland, including the jurisdiction of the United States District Court for the District of Maryland (to the extent diversity of citizenship or other jurisdictional basis exists) and agrees that venue shall be proper in any county or the City of Baltimore if suit is filed by the Lender to enforce or construe the Loan Documents in the courts of the State of Maryland.

          Section 8.10. Number. Gender, and Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Agreement.



          IN WITNESS WHEREOF, the Lender, the Borrower and the Guarantor execute and seal this Agreement as of the 8th day of October, 1999, with the specific intention that this Agreement constitute a document under seal.

WITNESS:                                    LENDER:




/s/ Deirdre C. Good                        /s/  Timothy J. Good, an individual



WITNESS:                                    BORROWER:

                                            THE MAJESTIC COMPANIES, LTD.,
                                            a Delaware corporation
                                            By:/s/Francis A. Zubrowski,President
                                            and
/s/Connie White                             Chief Executive Office

                                            MAJESTIC TRANSPORTATION PRODUCTS,LTD
                                            a Delaware corporation
/s/Connie White                             By:/s/Francis A. Zubrowski,President
                                            and
                                            Chief Executive Officer





                                 PROMISSORY NOTE
                            [$50,000 Line of Credit]



                                      From



                          THE MAJESTIC COMPANIES, LTD.,
                             a Delaware corporation


                                       and

                     MAJESTIC TRANSPORTATION PRODUCTS, LTD.,
                             a Delaware corporation



                                 to the Order of





                                 Timothy J. Good







Baltimore, Maryland                                             $50,000.00
October 8, 1999


                                 PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned THE MAJESTIC COMPANIES, LTD., a Delaware corporation and MAJESTIC TRANSPORTATION PRODUCTS, LTD., a Delaware corporation (the "Borrower") jointly and severally promise to pay to the order of Timothy J. Good, and its successors and assigns (the "Lender") at theLender's offices at 89 Parson Road, Newton, New Jersey 07860, or at such other place as the Lender may from time to time designate, the principal sum of Fifty Thousand Dollars ($50,000.00) or so thereof as has been advanced by the Lender to the Borrower under a line of credit (the "Line of Credit") extended, pursuant to the provisions of this promissory note (the "Promissory Note") and certain documents and writings executed and delivered to the Lender by the Borrower and other signatory parties (the "Loan Documents") in connection with the obligation evidenced herein (the "Loan"), together with interest thereon at the rate hereafter specified and any and all other sums which may be owing to the Lender by the Borrower under this Promissory Note, on October __, 2000 (the "Maturity Date"), which is the final and absolute due date of this Promissory Note, subject to acceleration as herein set forth. The following terms shall apply to this Promissory Note:

          Section 1. Interest Rate. For the period from the date hereof until all sums due hereunder, whether principal, interest, penalties, fees or other sums have been paid in full, interest shall accrue on the disbursed and unpaid principal balance of this Promissory Note at a fixed rate equal to ten percent (10%) per annum.

          Section 2. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the number of actual days elapsed.

          Section 3. Term. The term of this Promissory Note shall be for a period (the "Term") extending from the date of this Promissory Note and continuing until the Maturity Date, which Maturity Date is subject to acceleration as set forth herein.

          Section 4. Repayment. This Promissory Note shall be repaid in monthly installments of accrued interest only, payable on the first day of the month preceding the month, beginning on November 1, 1999 and continuing on the first day of each succeeding month until the Maturity Date as above set forth, or such earlier date arising by acceleration, at which time the unpaid principal balance and any and all sums due under this Promissory Note and the other Loan Documents, including accrued interest, late fees and penalties shall be due and payable in full. Notwithstanding the foregoing, revenues of the Borrower which are not to be immediately expended shall be paid by the Borrower to the Lender as, principal payments under the Line of Credit.

          Section 5. Application of Payments. All payments made hereunder shall be applied first to any fees or expenses incurred by Lender hereunder, if any, next to accrued interest, and then to principal or, during any default by the Borrower, in such other order or proportion as the Lender, in its discretion, may determine.
          Section 6. Manner and Method of Payment. All payments called for in this Promissory Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds.

          Section 7. Prepayment. The Borrower may prepay this Promissory Note at any time without additional penalty or interest.

          Section 8. Warrants. As an inducement to the Lender to provide the Loan, as set forth in this Promissory Note and the other Loan Documents, The Majestic Companies, Ltd. ("Majestic") shall issue to the Lender a warrant or warrants (the "Warrant") for fifty thousand (50,000) shares of the common stock of Majestic upon the execution and delivery of the Loan Documents. The Warrant shall provide for an exercise price equal to the average of the Closing Price for shares of Majestic's common stock for the ten (10) trading days immediately preceding the date of issuance of the Warrant and the Warrant may be exercised on a cash or cashless basis, for a period extending for two (2) years from the date of issuance of the Warrant.

          Section 9. Late Payment Penalty. Should any payment of interest, or of principal and interest, or any other sum due hereunder be received by the Lender more than five (5) days following receipt of written notice therefor, the Borrower shall pay a late payment penalty equal to five percent (5%) of the amount of the payment then due.

          Section 10. Acceleration Upon Default. Upon the failure to pay any amount when due under this Promissory Note, which failure is not cured or discharged within a period of five (5) days following receipt of written notice therefor, or upon any default under any other Loan Document, which default is not cured within the applicable cure period following written notice thereof, the Lender may, in the Lender's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums due hereunder immediately due and payable.

          Section 11. Default Interest Rate. Upon the failure to pay any amount when due under this Promissory Note, which failure is not cured or discharged within a period of five (5) days following receipt of written notice therefor, or upon any default under any other Loan Document, which default is not cured within the applicable cure period following written notice thereof, the Lender may, in addition to any other remedy the Lender may exercise, raise the rate of interest accruing on the disbursed unpaid principal balance by four (4) percentage points above the rate of interest otherwise applicable, until such default is cured.

          Section 12. Confession of Judgment. Upon the failure to pay any amount when due under this Promissory Note, which failure is not cured or discharged within a period of five (5) days following receipt of written notice therefor, or upon any default under any other Loan Document, which default is not cured within the applicable cure period following written notice thereof, the Borrower authorizes the clerk of any court and any attorney admitted to practice before any court of record in the United States, on behalf of the Borrower, to then confess judgment against the Borrower in favor of the Lender in the full amount due on this Promissory Note plus attorneys' fees in an amount equal to fifteen percent (15%) of the outstanding balance hereof, including principal, interest and other costs and expenses other than attorneys fees. The Borrower consents to the jurisdiction of and agrees that venue shall be proper in the United States District Court for the District of Maryland, if jurisdiction exists, and/or in any Circuit Court for any county or the City of Baltimore, Maryland. The Borrower waives all errors, defects and imperfections in the entry of judgment as aforesaid or in any proceeding pursuant thereto and the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon the Borrower any right or privilege of exemption, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and to enter judgment against the Borrower shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different courts or jurisdictions, as often as the Lender shall deem necessary or advisable until all sums due under this Promissory Note have been paid in full.

          Section 13. Expenses of Collection. Should this Promissory Note be referred to an attorney for collection following a default by the Borrower, the Borrower shall pay all of the Lender's costs, fees and expenses (including reasonable attorneys' fees) resulting from such referral, even if judgment has not been confessed or suit filed.

          Section 14. Waivers by the Borrower. The Borrower waives presentment, notice of dishonor and protest, notice of intention to accelerate the maturity hereof and notice of the actual acceleration of the maturity hereof.

          Section 15. Extensions of Maturity. The Borrower hereby agrees that the Maturity Date, or any payment due hereunder, may be extended at any time or from time to time by the Lender without releasing, discharging, or affecting the liability of such party.

          Section 16. Commercial Loan. The Borrower represents and warrants that the debt evidenced hereby is a commercial loan transaction within the meaning of Sections 12-101(c) and 12-103(e), Commercial Law Article, Annotated Code of Maryland.

          Section 17. Notices. Any notice or demand required or permitted in connection with this Promissory Note shall be in writing and made by hand delivery, by wire or facsimile transmission, by overnight courier service for next day delivery or by certified mail, return receipt requested, postage prepaid, addressed to the Lender or the Borrower at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the Lender or the Borrower, and shall be considered given as of the date of hand delivery, wire or facsimile transmission, as of the date specified for delivery if by overnight courier service, or as of two (2) days after the date of mailing, as the case may be:

          If to the Lender:

                  Timothy J. Good
                  89 Parson Road
                  Newton, New Jersey  07860





          If to the Borrower:

                   The Majestic Companies, Ltd.
                   8880 Rio San Diego Drive
                   8th Floor
                   San Diego, California 92108

                   Majestic Transportation Products, Ltd.
                   8880 Rio San Diego Drive
                   8th Floor
                   San Diego, California 92108

          Section 18. Governing Law. This Promissory Note shall be strictly governed by and construed under the laws of the State of Maryland, and the undersigned expressly acknowledges that this Promissory Note was executed and delivered to the Lender within the geographic boundaries of the State of Maryland. Jurisdiction and venue in the enforcement or interpretation of this Promissory Note shall be appropriate in any court of competent jurisdiction in the State of Maryland, or in the United States District Court for the District of Maryland, if jurisdiction exists, and the undersigned expressly consents thereto.

          Section 19. Tense and Gender. As used herein, the term "Borrower" includes the singular and the plural and refers to all genders.

          Section 20. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and any other person to whom the Lender may grant an interest in the Borrower's obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower's successors and assigns.

          Section 21. Joint and Several Obligation. In the event there exists more than one person described by the term "Borrower," the liabilities and obligations of each such person hereunder shall be joint and several liabilities and obligations.

          Section 22. Invalidity of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.




          IN WITNESS WHEREOF, the Borrower has executed this Promissory Note under seal as of this 8th day of October, 1999, with the specific intention that this Promissory Note constitute an instrument under seal.


WITNESS/ATTEST:
                           BORROWER:

                           THE MAJESTIC COMPANIES, LTD.,
                           a Delaware corporation
/s/Connie White            By: /s/Francis A. Zubrowski, President and
                           Chief Executive Officer


                           THE MAJESTIC COMPAMES, LTD.,
                           a Delaware corporation
/s/Connie White            By: /s/Francis A. Zubrowski, President and
                           Chief Executive Officer